                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): SEPTEMBER 28, 2004

                         NORTH FORK BANCORPORATION, INC.
               --------------------------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)


       Delaware                   1-10458                   36-3154608
    (State or Other           (Commission File            (I.R.S. Employer
      Jurisdiction                 Number)              Identification No.)
   of Incorporation)


                  275 Broadhollow Road Melville, New York 11747
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        (Registrant's Telephone Number, Including Area Code) (631) 844-1004
                                                             ---------------

                                 Not Applicable
               --------------------------------------------------
                   (Former Name or Former Address, if Changed
                              Since Last Report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective as of September 28, 2004, the board of directors of North Fork Bancorporation, Inc. ("North Fork") adopted the 2004 Outside Director Stock in Lieu of Fees Plan (the "Plan"). Under the Plan, non-employee directors of North Fork or its subsidiaries may choose to receive shares of North Fork common stock in lieu of their cash fees for service as a director of North Fork or any of its subsidiaries. The purpose of the Plan is to give directors the opportunity to increase their ownership of North Fork Common Stock and align their interests with the interests of North Fork's shareholders. A copy of the Plan is attached as Exhibit 10.1.
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ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

      (c) The following exhibits are filed as part of this report:

Exhibit
Number        Description
------        -----------

10.1          2004 Outside Directors Stock In Lieu of Fees Plan

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH FORK BANCORPORATION, INC.


Date:  October 4, 2004

                                       By:  /s/ Daniel M. Healy
                                            ------------------------------------
                                            Daniel M. Healy
                                            Executive Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number        Description
------        -----------
10.1          2004 Outside Directors Stock In Lieu of Fees Plan